Exhibit 99.1

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TEPPCO Partners, L.P.

A. G. Edwards Energy Conference

Boston, MA

March 24, 2004

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[LOGO]

Forward-looking Statements

•                              The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws.  Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis.  No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission.  Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units.  The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation.  See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P.

•                              One of the largest energy Master Limited Partnerships

•                              Formed in 1990 with headquarters in Houston, Texas

•                              Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

•                              Strong focus on corporate governance and serving interests of limited partners

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The Sponsor: Duke Energy Field Services

•                              DEFS is owned by two substantial and well-respected energy companies

•                              Largest midstream company in the U.S.

•                              Proven, reliable, low-cost gas gatherer and processor

•                              Known for operational excellence and customer service orientation

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Record Income, EBITDA and Distributions

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* Midpoint of expected ranges

Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Substantial Asset Growth

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Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

Volume Diversification and Growth

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The TEPPCO Systems

11,600 Miles of Pipelines in 16 States …

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… Strategically Positioned to Capitalize on Market Opportunities

TEPPCO’s Three Business Segments

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Upstream

Crude oil gathering, transportation, storage and marketing

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Midstream

Natural gas gathering and NGL transportation and fractionation

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Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

TEPPCO Corporate Strategy

Our Goal: To grow cash flow and returns to our unitholders

•                              Focus on internal growth prospects

•                       Increase throughput on our pipeline systems

•                       Expand / upgrade existing assets and construct new pipeline and gathering systems

•                              Target accretive acquisitions in our core businesses that provide growth potential

•                       Utilize competitive strength from alignment with DEFS

•                              Operate in a safe, efficient and environmentally responsible manner

•                              Continue track record of steady, annual distribution growth

TEPPCO’s Upstream Business

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Upstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

•                              Consistent gathering, marketing and transportation results from strong asset position, customer service, financial strength

•                              Seaway volumes and revenues increased with incentive tariff structure

•                              South Texas market position improved with assets acquired in 2003 from Rancho Pipeline and Genesis Crude, LP

Upstream Strategy

•                              Strengthen market position around existing asset base

•                       Focus activity in West Texas, South Texas and Red River areas

•                       Increase margins by improving/expanding services and reducing costs through asset optimization

•                              Pursue strategic acquisitions to complement existing assets

•                              Realize full potential of Seaway assets

•                       Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•                       Maximize value of strong Texas City marine terminal position

TEPPCO’s Midstream Business

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Midstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

•                              Jonah growth continued in 2003 with increased volumes from Phase II and Phase III expansions

•                              Approval of infill drilling order paves way for Val Verde growth

Midstream Strategy

•                              Strong portfolio of high quality assets in prolific gas producing basins

•                       Assets positioned in basins playing an increasingly vital role in the United States’ domestic gas supply

•                              Realize full potential of existing assets

•                       Increase throughput on Val Verde, Jonah and Chaparral systems

•                       Prudently expand capacity to meet customers’ needs

•                              Pursue acquisition opportunities arising from natural gas industry restructuring

Val Verde Gas Gathering System

•                              One of the largest Coal Bed Methane gas gathering and treating facilities

•                        Services San Juan Basin’s Fruitland Coal Formation

•                        1 BCF/d pipeline capacity

•                              Provides fee-based services with long-term reserves dedication from major producers

•                              Attractive growth potential from infill CBM drilling and conventional gas production

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Val Verde Growth Potential

•                              Near-term volume growth from Coal Bed Methane infill drilling

•                       New Mexico Oil Conservation Division issued order in July 2003 approving 160-acre spacing in all areas of the Fruitland Coal Formation

•                       Volumes from infill wells dedicated to Val Verde and within footprint of existing gathering system

•                              Volume decline in 2004 expected to be offset by strong infill drilling and new connections to adjacent gas sources

•                              Longer-term growth and increased throughput from conventional gas gathering and enhanced services

•                       Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Jonah Gas Gathering System

•                              One of most active onshore gas plays in North America

•                       Significant growth prospects in both Jonah and Pinedale fields

•                              Provides fee-based services with long term reserves dedications

•                       Major producers, EnCana, Shell, BP, Ultra, committed to development

•                              Throughput doubled since TEPPCO purchase in Oct 2001

•                       Expect mid-900’s MMcfd average throughput in 2004

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Phase III Expansion and Pioneer Plant

•                              Phase III Expansion has increased system capacity to 1.2 Bcfd

•                       >90% of gas dedicated life of lease from wellhead to Bird Canyon

•                       Obtained increased long haul dedications from major producers

•                              Improved system reliability with Pioneer Processing Plant and Opal Plant expansion

•                              Likelihood of further infill drilling within Jonah and Pinedale fields

•                              Kern River expansion provides sufficient downstream capacity to transport increased Jonah and Pinedale volumes

TEPPCO’s Downstream Business

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Downstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

** - includes $19 mm Pennzoil settlement

•                              Record refined products and propane volumes in 2003

•                       Volume growth confirms growing need for Gulf Coast supply to Midwest and Northeast markets

•                              Centennial Pipeline provides long-term growth platform

Midwest Refined Products Supply

PADD III Production Will Continue To Support PADD II Demand Shortfall

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Downstream Strategy

•                              Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall

•                       Acquisition of capacity lease and increased ownership position improves ability to optimize operations and customer service

•                              Centennial is a key investment for TEPPCO, providing substantial growth capacity to satisfy growing demand in core market areas

•                       Centennial provided capacity to enable record refined products and propane movements in 2003

•                       Refined products volume growth expected to continue due to growing Midwest supply imbalance

•                       Potential to displace river movements with more efficient pipeline transportation

•                       Capacity expansions will improve propane service levels to Midwest and Northeast markets and provide capacity for market share growth

Integrity Management Program

•                              IMP regulation enacted December 2000

•                       Requires assessment of pipelines traversing High Consequence Areas (HCA)

•                              Inspection priorities based on risk ranking established by the company

•                       Risk matrix includes age of pipe, product, population density, other factors

•                              Key milestones

•                       September 30, 2004 – complete 50% of the HCA pipeline segment assessments (DOT regulated) Completed

•                       September 30, 2004 – complete 50% of all Texas Intrastate assessments (state regulated) On schedule

•                       March 31, 2008 – complete the remaining 50% of the pipeline assessments On schedule

•                              2003 pipeline integrity costs exceeded expectations

•                       $23 MM expense vs. $13 MM budget; $6 MM capital

•                              A-1 pipeline project required extraordinary effort

•                       Required pipe replacement to correct anomalies

•                              Other factors driving increased costs in 2003

•                       Repair costs higher due to repair methodology (pipe replacement versus lower-cost sleeves and clocksprings)

•                       More overtime due to required immediate response

•                       Inspected more miles than original budget

•                              2004 pipeline integrity budget: $16 MM expense, $5 MM capital

•                       Improved cost management and broader array of repair alternatives on lower risk, less critical pipeline systems

Balance Sheet and Distribution Coverage

•                              Strengthened balance sheet in 2003

•                       3.9 million units sold April 2003 with proceeds used to retire all Class B units

•                       5.2 million units sold August 2003 with proceeds used primarily to fund internal growth projects

•                              Improved year-end financial position

•                       Debt/capitalization = 54%

•                       Debt/EBITDA = 3.9

•                              Increased annual distribution by $.20/unit to $2.60/unit

•                       8.5% annual distribution growth rate since 1993

•                       Expected 2004 distribution coverage of 1.08 at $2.60/unit

Consistent distribution growth since 1993

[CHART]

Note: 1990 indicative of full year distribution.

TEPPCO unitholders have realized a 20% average annual return since 1990 IPO

Cumulative Return on Initial $1,000 Investment

[CHART]

Summary

TEPPCO is well positioned for continued growth

•                              Strong asset positions in diversified businesses

•                              Visible internal growth prospects

•                              Disciplined approach to acquisitions

•                              Financial strength to fund growth initiatives

•                              Experienced personnel with customer service orientation

•                              Track record of consistent distribution growth

•                              Strict governance to ensure continued stakeholder trust and confidence

Reconciliation of Non-GAAP Measures

($ in Millions)

	2004E(1)	2003	2002	2001	2000	1999
EBITDA
Net Income	150	126	118	109	77	72
Interest Expense-Net	75	84	66	62	45	30
Depreciation & Amortization (D&A)	110	101	86	46	36	33
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	20	20	12	9	3	—
Total EBITDA	355	331	282	226	161	135

Note:

(1)       2/11/04 earnings release indicated a 2004E EBITDA range of $340 - $370 million

($ in Millions)

	2003
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	84	80	28	192
Depreciation & Amortization (D&A)	32	58	11	101
Other - Net	0	—	1	1
Equity Earnings	(4)	—	21	17
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	13	—	7	20
Total EBITDA	125	138	68	331
Percentage of Total	38%	41%	21%	100%

($ in Millions)

	2004E(1)
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	85	88	31	204
Depreciation & Amortization (D&A)	35	62	13	110
Other - Net	—	—	—	—
Equity Earnings	2	—	19	21
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	13	—	7	20
Total EBITDA	135	150	70	355
Percentage of Total	38%	42%	20%	100%

Note:

(1)       2/11/04 earnings release indicated a 2004E EBITDA range of $340 - $370 million

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NYSE: TPP

www.teppco.com